Supplement to the
Fidelity Freedom K® 2055 Fund
July 29, 2017
Summary Prospectus

Reorganizations. The Board of Trustees of Fidelity Aberdeen Street Trust has unanimously approved an Agreement and Plan of Reorganization between each Fidelity Freedom K® Fund and its corresponding Fidelity Freedom® Fund (each, an “Agreement”).

Each Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of a Fidelity Freedom K® Fund in exchange for shares of its corresponding Fidelity Freedom® Fund equal in total value to the total value of shares of the Fidelity Freedom K® Fund. After an exchange, a Fidelity Freedom K® Fund will distribute the corresponding Fidelity Freedom® Fund shares to its shareholders pro rata, in liquidation of the Fidelity Freedom K® Fund (these transactions are each referred to as a “Reorganization”).

As a result of each proposed Reorganization, shareholders of a Fidelity Freedom K® Fund would receive Class K shares of the corresponding Fidelity Freedom® Fund.

Each Reorganization is expected to be a tax-free transaction. This means that neither a Fidelity Freedom K® Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization. The Reorganizations are expected to occur in the third quarter of 2017.

FF-K-55-SUM-17-03 1.9859665.105	July 29, 2017